Schedule of Other Assets (Tables)	12 Months Ended
Dec. 31, 2011
Schedule Of Other Assets

Other assets consist of the following:

	December 31,
In millions	2011	2010
Identifiable intangible assets	$306	$313
Restricted asset [1]	398	398
Cash surrender value of life insurance, net of borrowings	155	175
Capitalized software, net	57	52
Equipment leased to customers, net	71	74
Other	102	94

	$1,089	$1,106

[1]

As part of the consideration for the sale of certain large-tract forestlands in 2007, the company received an installment note in the amount of $398 million (the “Timber Note”). The Timber Note does not require any principal payments until its maturity in October 2027 and bears interest at a rate approximating the London Interbank Offered Rate (“LIBOR”). In addition, the Timber Note is supported by a bank-issued irrevocable letter of credit obtained by the buyer of the forestlands. Using the Timber Note as collateral, the company received $338 million in proceeds under a secured financing agreement with a bank. Under the terms of the agreement, the liability from this transaction is non-recourse to MeadWestvaco and shall be paid from the Timber Note proceeds upon its maturity. As a result, the Timber Note is not available to satisfy the obligations of MeadWestvaco. The non-recourse liability does not require any principal payments until its maturity in October 2027 and bears interest at a rate approximating LIBOR. The $338 million non-recourse liability is included in other long-term obligations in the consolidated balance sheets at December 31, 2011 and 2010.